UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TBBK	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[_] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a current report on Form 8-K filed on September 4, 2026 (the “Prior 8-K”), The Bancorp, Inc. reported that in connection with the implementation of an organizational restructuring by its wholly owned subsidiary, The Bancorp Bank, N.A. (the “Bank”), Jeffrey Nager, the Bank’s Head of Commercial Lending, would depart the Bank on October 1, 2026. This Amendment to the Prior 8-K is being filed to disclose the terms of Mr. Nager’s separation from service with the Bank.

On October 2, 2026, Mr. Nager and the Bank entered into a severance and general release agreement (the “Severance Agreement”), which will become effective on October 10, 2026 (the “Effective Date”) unless revoked by Mr. Nager prior to such date. Pursuant to the Severance Agreement, Mr. Nager will receive a cash lump-sum severance payment of $2,500,000, less applicable taxes and withholdings, within 30 days following the Effective Date and will be eligible for outplacement services through a third-party vendor for up to six months following his termination date. The Severance Agreement also includes customary waiver and release provisions in favor of the Bank, as well as non-disparagement, non-solicitation and confidentiality provisions.

The foregoing description of the Severance Agreement is qualified in its entirety by reference to the full text of the Severance Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1*+	Severance and General Release Agreement, dated as of October 2, 2026, by and between Jeffrey Nager and The Bancorp Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The exhibit to this Exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such exhibit, or any section thereof, to the U.S. Securities and Exchange Commission upon its request.

+ Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2026	THE BANCORP, INC.

	By:	/s/ Dominic C. Canuso
	Name:	Dominic C. Canuso
	Title:	EVP, Chief Financial Officer